Exhibit 99.1
1 Safe Harbor Certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plan and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, the impact of changes in interest rates, a decline in economic conditions, adverse changes resulting from natural and manmade disasters, effects of government regulation and increased competition among financial services providers and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2007, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

Headquarters Ontario, California Origin August 9, 1974 Business Financial Centers 43 Commercial Banking Centers 4 Assets $6.6 Billion Deposits $3.5 Billion Loans $3.7 Billion Market Capitalization $991 Million 2

U.S. Banker Magazine (2008) 6th Ranked Bank in the Nation (3-year ROE) U.S. Banker Magazine (2007) Top Business Bank in the Nation 15th Ranked Bank in the Nation America's Finest Companies investment directory # 318 out of 19,000 U.S. public companies. Bank Director Magazine 14th Ranked Bank in the Nation The Findley Report 27 Consecutive Years - Premier Performing Bank 17 Consecutive Years - Super Premier Performing Bank Fitch Ratings BBB+ (January 2009) 3

*Earnings before securities gains & losses, OREO gains & losses, provisions for OREO & loan losses, provision for unfunded commitments, and income taxes. 4

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6 Orange County 14% Central Valley 18% Inland Empire 22%

7 Los Angeles County 24% Inland Empire 20% Central Valley 26% Orange County 10% San Diego County 12% Other - 8.0% LA County 19% Inland Empire 41% Orange County 11% Central Valley 15% Other 14% San Diego - 0% Land: $38 Million Construction: $213 Million

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(000's) Non-Performing Loans OREO Non-Performing Assets % of Total Assets Bank of Hawaii 14,521 428 14,949 0.14% Westamerica 10,026 3,505 13,531 0.34% CVB Financial Corp. 17,684 6,565 24,249 0.36% SVB Financial 84,919 1,250 86,169 0.86% City National 211,142 11,388 222,530 1.35% Umpqua Holdings 127,914 27,898 155,812 1.81% Pacific Western 50,618 41,310 91,928 2.04% East West Bank 225,599 38,302 263,901 2.12% Pacific Capital 220,347 7,100 227,447 2.38% UCBH Holdings 406,085 27,688 433,773 3.21% 9

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11 Agency 1.12%

12 Not Rated - Pre-refunded 3.06% Not Rated - General Obligation 10.37% Rated - Investment Grade AA or better 44.81% Rated-Investment Grade BAA or better 2.97% Rated-Invested grade AAA or better 26.45%

Company Market Cap Total Assets City National Corp $2,603 $15,889 Bank of Hawaii $2,320 $10,472 SVB Financial Group $1,525 $6,692 Westamerica Banc $1,420 $4,559 East West Bancorp $1,349 $11,852 UCBH Holdings $1,324 $11,803 Cathay General Bancorp $1,200 $10,402 Glacier Bancorp $1,008 $4,817 Pacific Capital Bancorp $946 $7,374 First Community Bancorp $918 $5,179 Umpqua Holdings $916 $8,340 Sterling Financial Corporation $868 $12,149 CVB Financial Corp $837 $6,294 Frontier Financial Corporation $786 $3,995 Central Pacific Financial Corp $583 $5,728 14

Bank Market Cap Total Assets Bank of Hawaii $1,728 $10,763 City National Corporation $1,648 $16,455 Westamerica Bancorporation $1,279 $4,032 Glacier Bancorp, Inc. $1,002 $5,554 CVB Financial Corp. $749 $6,649 SVB Financial Group $671 $10,023 Cathay General Bancorp $623 $11,593 East West $612 $12,454 Umpqua Holdings Corp $555 $8,597 Pacific Capital Bancorp $500 $9,574 PacWest Bankcorp $457 $4,495 TriCo Bancshares $315 $1,976 UCBH Holdings $288 $13,526 Western Alliance $283 $5,243 Central Pacific Financial Corp $203 $5,432 15

The best privately-held and/or family- owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking 16

Citizens Business Bank will become the dominant financial services company operating throughout the State of California, servicing the comprehensive financial needs of privately-held businesses (and their owners) with annual sales/revenues of $1 to 200 million dollars. 17

18 Strong Credit Quality Liability Sensitive Balance Sheet Positive Growth Metrics New Growth Initiatives Local Competition is Diminished